                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 30th day of October 1997.



                                                E. VIRGIL CONWAY

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                GORDON J. DAVIS

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                RUTH M. DAVIS

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                JOAN S.FREILICH

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 30th day of October 1997.



                                                ELLEN V. FUTTER

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                ARTHUR HAUSPURG

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                             SALLY HERNANDEZ-PINERO

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                PETER W. LIKINS

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                EUGENE R. MCGRATH

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 30th day of October 1997.



                                                DONALD K. ROSS

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                ROBERT G. SCHWARTZ

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                RICHARD A. VOELL

                                  CONSENT


   The undersigned, a Trustee of Consolidated Edison Company of New York, Inc. ("Con Edison"), hereby consents (i) to being named as a prospective director of Consolidated Edison, Inc. (the "Holding Company") in the Proxy Statement and Prospectus constituting part of the Registration Statement on Form S-4 registering the Common Shares ($.10 par value) of the Holding Company issuable to holders of shares of Common Stock ($2.50 par value) of Con Edison pursuant to an Agreement and Plan of Exchange described therein, and (ii) to his or her election as a director of the Holding Company when the Holding Company Proposal described in the Proxy Statement and Prospectus is implemented.

   IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of October 1997.



                                                STEPHEN R. VOLK